UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 8, 2022

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215				16-1387862
(Commission File Number)				(I.R.S. Employer Identification No.)

500 Plaza Drive
Secaucus,	NJ			07094
(Address of principal executive offices)				(Zip Code)

		(973)	520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c), (e)

On June 9, 2022, Quest Diagnostics Incorporated (the “Company”) announced that Sam Samad will become Executive Vice President and Chief Financial Officer of the Company. Mr. Samad will join the Company on July 11, 2022 and become Chief Financial Officer on July 25, 2022. Mr. Samad succeeds Mark Guinan, who, in February 2022, announced his decision to retire.

Mr. Samad, age 52, has served since 2017 as Chief Financial Officer of Illumina, Inc., a publicly-held company that is a global leader in DNA sequencing and array-based technologies. Previously, he served in a variety of senior roles at Cardinal Health, including most recently as Senior Vice President and Corporate Treasurer, with operational and financial responsibility for Cardinal Health’s China business. Prior to that, Mr. Samad served as Senior Vice President and Chief Financial Officer for Cardinal Health’s pharmaceutical segment, among other leadership roles. Prior to Cardinal Health, Mr. Samad spent 13 years at Eli Lilly and Company, in a variety of sales and finance roles, both domestically and internationally.

On June 8, 2022, the Company entered into an employment offer letter agreement (the “Letter Agreement”) with Mr. Samad, which provides for employment at will.

The Letter Agreement provides that Mr. Samad will receive an annual base salary of $650,000, subject to annual review, and will be eligible to receive annual incentive compensation under the Company's Senior Management Incentive Plan with a target amount of 90% of base salary. The actual amount of the annual incentive compensation will be determined by the Compensation Committee (the “Compensation Committee”) of the Company's Board of Directors. Mr. Samad also will be eligible to be granted annual equity awards under the Company's Employee Long-Term Incentive Plan (“Employee Plan”) at the time that equity awards generally are made to the Company's senior executives.

When he starts employment, Mr. Samad will be recommended for an equity award under the Employee Plan with a target value of $2,500,000, allocated 50% to performance shares, 25% to stock options, and 25% to restricted stock units. This award will be subject to the same terms and conditions (including performance goals under the performance shares) as the annual long-term incentive awards granted under the Employee Plan in 2022 to other Company senior executives.

In addition, to compensate Mr. Samad for certain forfeitures incurred in connection with the termination of his employment from his immediately preceding employer and as a sign-on inducement, the Letter Agreement provides that: (i) Mr. Samad will receive, after he has completed 30 days of employment with the Company, a lump-sum cash payment of $1,200,000 (the “Make Whole Cash Payment”); and (ii) a grant of restricted stock units under the Employee Plan with a value of $1,500,000 (the “Make Whole RSUs”). 50% of the Make Whole RSUs are scheduled to vest on each of the first and second anniversaries of the grant date. Mr. Samad is required to refund the Make Whole Cash Payment if he voluntarily terminates employment or if the Company terminates his employment for willful misconduct, in each case at any time prior to the second anniversary of his start date.

Mr. Samad will be eligible to participate in the employee benefit programs generally available to senior executives of the Company, including health insurance, life and disability insurance, the Supplemental Deferred Compensation Plan, the Employee Stock Purchase Plan, a 401(k) plan and a flexible spending plan. He will be entitled to annual paid vacation in accordance with the Company's time off policy applicable to senior executives. Mr. Samad will be entitled to relocation benefits in accordance with the Company's Tier V Relocation Policy; his maximum “Flexible Benefits” under the Policy will be $105,000. In addition, Mr. Samad will be recommended to the Compensation Committee to receive, for a three-year period, financial planning benefits similar to those provided to other senior executives of the Company.

Mr. Samad has executed the Company's standard form Restrictive Covenant Agreement. This agreement generally provides that the employee agrees to protect the Company's confidential information, refrain from competing with the Company, refrain from soliciting the Company's customers and employees and comply with provisions regarding ownership of inventions.

It is expected that Mr. Samad will be an executive officer of the Company. Under the Letter Agreement, Mr. Samad:

•will be eligible for the executive physical exam benefits provided to similarly situated executives;

•will be recommended to the Compensation Committee to participate in the Company's Executive Officer Severance Plan, with immediate effect upon his commencement of service; and

•will be required to comply with the Company's Executive Share Ownership Guidelines; the minimum shareholding requirement applicable to executive officers of the Company is four times base salary.

Item 7.01. Regulation FD Disclosure.

On June 9, 2022, the Company issued a press release announcing that Mr. Samad will become Executive Vice President and Chief Financial Officer. A copy of the Company's press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

d.    Exhibit

99.1 Press Release dated June 9, 2022.

104    The cover page from this current report on Form 8-K, formatted in Inline XBRL.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2022

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary
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